The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323

Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings

Cincinnati, May 4, 2026 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that based on preliminary voting results at the company’s annual meeting on May 2, 2026, shareholders elected all directors for one-year terms to the 14-member board. Shareholders also approved the Amended and Restated Articles of Incorporation, the nonbinding resolution to approve the compensation for the company’s named executive officers and ratified the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2026. A shareholder proposal about calling special shareholder meetings did not receive majority support.

Steven J. Johnston, chairman of the board, commented: “We thank shareholders for their interest and participation in the affairs of the company and for approving our proposals, our selection of Deloitte & Touche and our nominees to the board. Our highly engaged group of directors brings diversity of thought and experience to guide long-term strategic plans for Cincinnati Financial Corporation, as we work to create increasing value for shareholders.”

Directors elected to the board for terms of one year are:
•Nancy C. Benacci, head of equity research (retired) of KeyBanc Capital Markets
•Linda W. Clement-Holmes, chief information officer (retired) of The Procter & Gamble Company
•Dirk J. Debbink, chairman of MSI General Corporation
•Steven J. Johnston, FCAS, MAAA, CFA, CERA, executive chairman of Cincinnati Financial Corporation
•Jill P. Meyer, Esq., chief operating and relationships officer and founding managing director – Cincinnati, for The O.H.I.O. Fund
•David P. Osborn, CFA, president of Osborn Williams & Donohoe LLC
•Gretchen W. Schar, executive vice president, chief financial and administrative officer (retired)of Arbonne International LLC
•Charles O. Schiff, chief executive officer, secretary and treasurer of John J. & Thomas R. Schiff & Co. Inc.
•Douglas S. Skidmore, chief executive officer of Skidmore Sales & Distributing Company Inc.
•Stephen M. Spray, president and chief executive officer of Cincinnati Financial Corporation
•John F. Steele, Jr., chairman and chief executive officer of Hilltop Basic Resources Inc.
•Larry R. Webb, CPCU, president (retired) of Webb Insurance Agency Inc.
•Edward S. Wilkins, CPA, adjunct professor, Vanderbilt University; audit & assurance partner (retired)of Deloitte & Touche LLP
•Cheng-sheng Peter Wu, FCAS, ASA, MAAA, CSPA, external advisor for Boston Consulting Group

The board also announced committee service for the coming year, in line with the independence requirements of applicable law and the listing standards of Nasdaq:
•Audit – Gretchen W. Schar (chairperson), Nancy C. Benacci, Linda W. Clement-Holmes, Dirk J. Debbink, Edward S. Wilkins and Cheng-sheng Peter Wu
•Compensation – David P. Osborn (chairperson), Linda W. Clement-Holmes, Jill P. Meyer andGretchen W. Schar
•Executive – Steven J. Johnston (chairperson), Dirk J. Debbink, David P. Osborn, Douglas S. Skidmore, Stephen M. Spray, John F. Steele, Jr. and Larry R. Webb
•Investment – Steven J. Johnston (chairperson), Nancy C. Benacci, Dirk J. Debbink, David P. Osborn, Charles O. Schiff, Stephen M. Spray and Larry R. Webb
•Nominating – Dirk J. Debbink (chairperson), Linda W. Clement-Holmes, Jill P. Meyer, Gretchen W. Schar and Douglas S. Skidmore

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About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address: Street Address:
P.O. Box 145496 6200 South Gilmore Road
Cincinnati, Ohio 45250-5496 Fairfield, Ohio 45014-5141

Safe Harbor
Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by forward-looking statements. Any forward-looking statements contained herein, are based upon our current estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “seek,” “expect,” “will,” “should,” “could,” “might,” “anticipate,” “believe,” “estimate,” “intend,” “likely,” “future,” or other similar expressions. Forward-looking statements speak only as of the date they were made; we assume no obligation to update such statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not limited to:

Insurance-Related Risks
•Risks and uncertainties associated with our loss reserves or actual claim costs exceeding reserves
•Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance
•Unusually high levels of catastrophe losses due to risk concentrations or changes in weather patterns, environmental events, war or political unrest, terrorism incidents, cyberattacks, civil unrest or other causes; and our ability to manage catastrophe risk
•Risks associated with analytical models in key areas such as underwriting, pricing, capital management, reserving, investments, reinsurance, and catastrophe risk management
•Inadequate estimates or assumptions, or reliance on third-party data used for critical accounting estimates
•Events or conditions that could weaken or harm our relationships with our independent agencies and hamper opportunities to add new agencies, resulting in limitations on our opportunities for growth
•Mergers, acquisitions, and other consolidations of agencies that result in a concentration of a significant amount of premium in one agency or agency group and/or alter our competitive advantages
•Our inability to manage business opportunities, growth prospects, and expenses for our ongoing operations
•Changing consumer insurance-buying habits
•The inability to obtain adequate ceded reinsurance on acceptable terms, for acceptable amounts, and from financially strong reinsurers; and the potential for nonpayment or delay in payment by reinsurers
•Domestic and global events, such as the wars in Ukraine and in the Middle East, future pandemics, inflationary trends, changes in U.S. trade and tariff policy, and disruptions in the banking and financial services industry, resulting in insurance losses, capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:
◦Securities market disruption or volatility and related effects such as decreased economic activity and continued supply chain disruptions that affect our investment portfolio and book value
◦Significant or prolonged decline in the fair value of securities and impairment of the assets
◦Significant decline in investment income due to reduced or eliminated dividend payouts from securities
◦Significant rise in losses from surety or director and officer policies written for financial institutions or other insured entities or in losses from policies written by Cincinnati Re or Cincinnati Global
◦An unusually high level of claims in our insurance or reinsurance operations that increase litigation-related expenses
◦Decreased premium revenue and cash flow from disruption to our distribution channel of independent agents, consumer self-isolation, travel limitations, business restrictions and decreased economic activity
◦The inability of our workforce, agencies, or vendors to perform necessary business functions

Financial, Economic, and Investment Risks
•Declines in overall stock market values negatively affecting our equity portfolio and book value
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•Downgrades in our financial strength ratings
•Interest rate fluctuations or other factors that could significantly affect:
◦Our ability to generate growth in investment income
◦Values of our fixed-maturity investments and accounts in which we hold bank-owned life insurance contract assets
◦Our traditional life policy reserves
•Economic volatility and illiquidity associated with our alternative investments in private equity, private credit, real property, and limited partnerships
•Failure to comply with covenants and other requirements under our credit facilities, senior debt, and other debt obligations
•Recession, prolonged elevated inflation, or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies
•The inability of our subsidiaries to pay dividends consistent with current or past levels impacting our ability to pay shareholder dividends or repurchase shares

General Business, Technology, and Operational Risks
•Ineffective information technology systems or failing to develop and implement improvements in technology
•Difficulties with technology or data security breaches, including cyberattacks, could negatively affect our, or our agents’, ability to conduct business; disrupt our relationships with agents, policyholders, and others; cause reputational damage, mitigation expenses, data loss, and expose us to liability
•Difficulties with our operations and technology that may negatively impact our ability to conduct business, including cloud-based data information storage, data security, remote working capabilities, and/or outsourcing relationships and third-party operations and data security
•Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products
•Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing models and methods, including usage-based insurance methods, automation, artificial intelligence, or technology projects and enhancements expected to increase our efficiency, pricing accuracy, underwriting profit, and competitiveness
•Intense competition, and the impact of innovation, emerging technologies, artificial intelligence and changing customer preferences on the insurance industry and the markets in which we operate, could harm our ability to maintain or increase our business volumes and profitability
•Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that the segment could not achieve sustainable profitability
•Unforeseen departure of certain executive officers or other key employees that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others
•Our inability, or the inability of our independent agents, to attract and retain personnel
•Events, such as a pandemic, an epidemic, natural catastrophe, or terrorism, which could hamper our ability to assemble our workforce, work effectively in a remote environment, or other failures of business continuity or disaster recovery programs

Regulatory, Compliance, and Legal Risks
•Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:
◦Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates
◦Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules, and regulations
◦Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business
◦Increase assessments for guaranty funds, other insurance‑related assessments, or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes
◦Increase our provision for federal income taxes due to changes in tax laws, regulations, or interpretations
◦Increase other expenses
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◦Limit our ability to set fair, adequate, and reasonable rates
◦Restrict our ability to cancel policies
◦Impose new underwriting standards
◦Place us at a disadvantage in the marketplace
◦Restrict our ability to execute our business model, including the way we compensate agents
•Adverse outcomes from litigation, environmental claims, mass torts or administrative proceedings, including effects of social inflation and third-party litigation funding on the size and frequency of litigation awards
•Events or actions, including unauthorized intentional circumvention of controls, which reduce our future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002
•Effects of changing social, global, economic, and regulatory environments
•Additional measures affecting corporate financial reporting and governance that can affect the market value of our common stock

Risks and uncertainties are further discussed in other filings with the Securities and Exchange Commission, including our 2025 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 30.

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